UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

BARREL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56001	47-1963189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3859 S Valley View Blvd, Ste 2 #107

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-702-595-2247

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2026 Barrel Energy, Inc. (the "Company") filed with the Secretary of State of the State of Nevada a Certificate of Amendment to Designation - After Issuance of Class or Series (the "Corrective Amendment") relating to the Company's 5,000,000 shares of Series A Preferred Stock.

The designation of the Series A Preferred Stock was intended to be effective as of February 5, 2025. Section 1.1 of the Company's Stock Purchase Agreement and other corporate records provide that each share of Series A Preferred Stock was intended to be convertible into 1,000 shares of the Company's common stock, representing a conversion ratio of 1:1,

The Nevada designation reflected that each share of Series A Preferred Stock has 1,000 voting rights. However, the corresponding 1:1,000 conversion provision was inadvertently omitted from the state filing. The Company's Board of Directors determined that the omission was an administrative error and approved the Corrective Amendment to conform the Company's public charter records to the terms previously approved and documented in the Company's Stock Purchase Agreement and corporate records.

"Each one (1) share of Series A Preferred Stock shall be convertible into one thousand (1,000) shares of the Company's common stock, representing a conversion ratio of 1:1,000."

The Corrective Amendment does not alter the previously documented provision that each share of Series A Preferred Stock has 1,000 voting rights. At the stated conversion ratio, the 5,000,000 Series A Preferred Shares represent an aggregate of 5,000,000,000 shares of common stock upon conversion. The issuance of common stock upon any conversion remains subject to the terms of the Corrective Amendment, the availability of authorized and unissued shares, and applicable law.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Corrective Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Designation - After Issuance of Class or Series relating to the Series A Preferred Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARREL ENERGY, INC.

Date:	June 29, 2026

By:	/s/ Jarmin Kaltsas
Name:	Jarmin Kaltsas
Title:	Chief Executive Officer

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